                                                                      Exhibit 24

                           DIRECTOR AND/OR OFFICER OF
                         CONLEY, CANITANO & ASSOC., INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


               The undersigned director and/or officer of Conley, Canitano & Assoc., Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Kenneth L. Conley and Paul Farmer, or any of them, with full power of substitution and resubstitution, as attorneys or attorneys of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                EXECUTED as of June __, 1998.


                                             Director, Chairman of the Board and
/s/ Nicholas A. Canitano                     Chief Executive Officer
- ---------------------------------            -----------------------------------
Signature                                    Title




Nicholas A. Canitano
- ---------------------------------
Name

                                                                      Exhibit 24


                           DIRECTOR AND/OR OFFICER OF
                         CONLEY, CANITANO & ASSOC., INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


               The undersigned director and/or officer of Conley, Canitano & Assoc., Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Nicholas A. Canitano, Kenneth L. Conley and Paul Farmer, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                EXECUTED as of June __, 1998.


                                          Director, Executive Vice President and
/s/ Annette M. Canitano                   Secretary
- --------------------------------          --------------------------------------
Signature                                 Title




Annette M. Canitano
- --------------------------------
Name

                                                                      Exhibit 24



                           DIRECTOR AND/OR OFFICER OF
                         CONLEY, CANITANO & ASSOC., INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


               The undersigned director and/or officer of Conley, Canitano & Assoc., Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Nicholas A. Canitano and Paul Farmer, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                EXECUTED as of June __, 1998.


                                             Director, President and
/s/ Kenneth L. Conley                        Chief Operating Officer
- ---------------------------------            -----------------------------------
Signature                                    Title




Kenneth L. Conley
- ---------------------------------
Name

                                                                      Exhibit 24



                           DIRECTOR AND/OR OFFICER OF
                         CONLEY, CANITANO & ASSOC., INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


               The undersigned director and/or officer of Conley, Canitano & Assoc., Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Nicholas A. Canitano, Kenneth L. Conley and Paul Farmer, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute,

                EXECUTED as of June __, 1998.


                                        Director, Executive Vice President and
/s/ Karen M. Conley                     Treasurer
- ----------------------------------      ----------------------------------------
Signature                               Title




Karen M. Conley
- ----------------------------------
Name

                                                                      Exhibit 24



                           DIRECTOR AND/OR OFFICER OF
                         CONLEY, CANITANO & ASSOC., INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


               The undersigned director and/or officer of Conley, Canitano & Assoc., Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Nicholas A. Canitano and Kenneth L. Conley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-1 relating to the registration for sale of the Corporation's Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                EXECUTED as of June __, 1998.


                                             Vice President and
/s/ Paul Farmer                              Chief Financial Officer
- -----------------------------                -----------------------------------
Signature                                    Title




Paul Farmer
- -----------------------------
Name